SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                             DWS Japan Equity Fund

Effective on or about April 1, 2009, Masaaki Kadota will replace Kenji Chihara as a portfolio manager for the above-listed fund. The following biographical information for Mr. Kadota replaces that for Mr. Chihara in the "Portfolio management" section of the fund's prospectuses:

  Masaaki Kadota Vice President of Deutsche Asset Management (Japan) Limited and Portfolio Manager of the fund.
    oPortfolio manager for Global ex-Japan Equity: Tokyo, since 2002.
    oJoined Deutsche Asset Management in 2001 and the fund in 2009.
    oPrior to that, worked for 5 years at J.P.Morgan Securities and STB Asset
     Management.
    oBachelor's degree in Political Science, Waseda University; Master's in
     Finance degree from London Business School, University of London; MSc in Investment Management, Sir John Cass Business School, City University, London.



               Please Retain This Supplement for Future Reference


                                                                    [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group


March 27, 2009
DJEF-3601